Exhibit (q)(5)

                                POWER OF ATTORNEY

     The undersigned officers and Trustees of Asian Small Companies Portfolio, a New York trust, hereby constitutes and appoints Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney to sign for me in my name in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Growth Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

        Signature                          Title                       Date
        ---------                          -----                       ----
/s/ Robert Lloyd George       President, Trustee and Principal
----------------------------         Executive Officer              July 1, 2003
Robert Lloyd George


/s/ William J. Austin, Jr.    Treasurer and Principal Financial
----------------------------        and Accounting Officer          July 1, 2003
William J. Austin, Jr.


/s/ Jessica M. Bibliowicz
----------------------------               Trustee                  July 1, 2003
Jessica M. Bibliowicz


/s/ Edward K.Y. Chen
----------------------------               Trustee                  July 1, 2003
Edward K.Y. Chen


/s/ James B. Hawkes
----------------------------               Trustee                  July 1, 2003
James B. Hawkes


/s/ Samuel L. Hayes, III
----------------------------               Trustee                  July 1, 2003
Samuel L. Hayes, III


/s/ William H. Park
----------------------------               Trustee                  July 1, 2003
William H. Park


/s/ Ronald A. Pearlman
----------------------------               Trustee                  July 1, 2003
Ronald A. Pearlman


/s/ Norton H. Reamer
----------------------------               Trustee                  July 1, 2003
Norton H. Reamer


/s/ Lynn A. Stout
----------------------------               Trustee                  July 1, 2003
Lynn A. Stout